Exhibit 99.2

SUPPORT AGREEMENT

This SUPPORT AGREEMENT, dated as of May 27, 2015 (this “Support Agreement”), is entered into by and between Patriot Bancshares, Inc., a Texas corporation (“Patriot”), and the undersigned shareholder of the Company (together with its affiliated private investment funds holding shares of Company Common Stock, the “Shareholder”).

WHEREAS, concurrently herewith, Green Bancorp, Inc., a Texas corporation (the “Company”), Patriot, and Panther Merger Sub Corp., a Texas corporation and wholly-owned subsidiary of the Company (“Merger Sub”) are entering into that certain Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Patriot on the terms and condition set forth therein, with Patriot surviving such merger (the “Merger”) and, in connection therewith, each share of common stock, par value $0.50 per share, of Patriot issued and outstanding immediately prior to the Effective Time will, without any further action on the part of the holder thereof, be automatically converted into the right to receive the Merger Consideration as set forth in the Merger Agreement, subject to the terms and conditions therein;

WHEREAS, as of the date hereof, the Shareholder is the record and beneficial owner of, and has the sole right to vote and dispose of, the number of shares of common stock of the Company (“Company Common Stock”) set forth on the signature page hereto (such Company Common Stock, together with any other capital stock of the Company acquired by the Shareholder after the date hereof, whether acquired directly or indirectly, upon the exercise of options, conversion of convertible securities or otherwise, and any other securities issued by the Company that are entitled to vote on the approval the Merger Agreement held or acquired by the Shareholder, whether acquired heretofore or hereafter, being collectively referred to herein as the “Shares”);

WHEREAS, receiving the Requisite Green Vote is a condition to the consummation of the transactions contemplated by the Merger Agreement; and

WHEREAS, as an inducement to Patriot to enter into the Merger Agreement and incur the obligations therein, Patriot has required that the Shareholder enter into this Support Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Capitalized Terms.  Any capitalized terms used herein and not defined shall have the meaning given them in the Merger Agreement.

2.                                      Agreement to Vote; Restrictions on Voting and Dispositions

(a)                                 Agreement to Vote Company Common Stock.  The Shareholder hereby irrevocably and unconditionally agrees that from the date hereof until the Expiration Time, at any meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s shareholders, however called, or in connection with any written consent of the Company’s shareholders, the Shareholder will (x) appear at such meeting or otherwise cause all of the Shares to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by written consent, if applicable) all of the Shares to approve the issuance of the shares of Green Common Stock in connection with the Merger.

(b)                                 Restrictions on Transfers.  The Shareholder hereby agrees that, from the date hereof until the earlier of the receipt of the Requisite Green Vote or the Expiration Time, the Shareholder shall not, directly or indirectly, sell, offer to sell, give, pledge, grant a security interest in, encumber, assign, grant any option for the sale of or otherwise transfer or dispose of, or enter into any agreement, arrangement or understanding to sell, any Shares (collectively, “Transfer”) other than to its affiliates (a “Permitted Transferee”); provided that as a condition to such Transfer, such affiliate shall execute an agreement that is identical in form to this Support Agreement; provided, further, that the assigning Shareholder shall remain jointly and severally liable for the breaches of any of its affiliates of the terms hereof.  Any Transfer in violation of this provision shall be void.  The Shareholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Company Common Stock owned by the Shareholder and that this Support Agreement places limits on the voting of the Shareholder’s shares of Company Common Stock.

(c)                                  Transfer of Voting Rights.  The Shareholder hereby agrees that the Shareholder shall not deposit any Shares in a voting trust, grant any proxy or power of attorney or enter into any voting agreement or similar agreement or arrangement in contravention of the obligations of the Shareholder under this Support Agreement with respect to any of the Shares.

(d)                                 Acquired Shares.  Any Shares or other voting securities of the Company with respect to which beneficial ownership is acquired by the Shareholder or its affiliates, including, without limitation, by purchase, as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such Shares or upon exercise or conversion of any securities of the Company, if any, after the date hereof shall automatically become subject to the terms of this Support Agreement.

(e)                                  Inconsistent Agreements.  The Shareholder hereby agrees that it shall not enter into any agreement, contract or understanding with any person prior to the termination of this Support Agreement, directly or indirectly, to vote, grant a proxy or power of attorney or give instructions with respect to the voting of the Shareholder’s Shares in any manner which is inconsistent with this Support Agreement.

3.                                      Non-Solicit.  In its capacity as a shareholder of the Company, the Shareholder shall not, and shall use its reasonable best efforts to cause its affiliates and each of their respective officers, directors, employees and Representatives not to, directly or indirectly, solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in the Securities Exchange Act) or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement.

4.                                      Representations, Warranties and Covenants of the Shareholder.

(a)                                 Representations and Warranties.  The Shareholder represents and warrants to Green as follows:

(i)                                     Capacity.  The Shareholder is duly organized and validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite capacity, power and authority to enter into and perform his, her or its obligations under this Support Agreement.  No filing with, and no permit, authorization, consent or approval of, a Governmental Entity is necessary on the part of the Shareholder for the execution, delivery and performance of this Support Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby;

(ii)                                  Due Authorization.  This Support Agreement has been duly executed and delivered by the Shareholder and the execution, delivery and performance of this Support Agreement by the Shareholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Shareholder.

(iii)                               Binding Agreement.  Assuming the due authorization, execution and delivery of this Support Agreement by Patriot, this Support Agreement constitutes the valid and binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

(iv)                              Non-Contravention.  The execution and delivery of this Support Agreement by the Shareholder does not, and the performance by the Shareholder of his, her or its obligations hereunder and the consummation by the Shareholder of the transactions contemplated hereby will not violate or conflict with, or constitute a default under, any agreement, instrument, contract or other obligation or any order, arbitration award, judgment or decree to which the Shareholder is a party or by which the Shareholder is bound, or any statute, rule or regulation to which the Shareholder is subject or, in the event that the Shareholder is a corporation, partnership, trust or other entity, any charter, bylaw or other organizational document of the Shareholder.  Except as contemplated by this Support Agreement, neither the Shareholder nor any of its affiliates (a) has entered into any voting agreement or voting trust with respect to any Shares or entered into any other contract relating to the voting of the Shares or (b) has appointed or granted a proxy or power of attorney with respect to any Shares.

(v)                                 Ownership of Shares.  Except for restrictions in favor of Patriot pursuant to this Support Agreement, and except for such transfer restrictions of general applicability as may be provided under the Securities Act of 1933, as amended, and the “blue sky” laws of the various States of the United States, the Shareholder owns, beneficially and of record, all of the Shareholder’s Shares, as applicable, free and clear of any proxy, voting restriction, adverse claim, security interest, or other lien and has sole voting power and sole power of disposition with respect to the Shareholder’s Shares with no restrictions on the Shareholder’s rights of voting or disposition pertaining thereto and no person other than the Shareholder has any right to direct or approve the voting or disposition of any of the Shareholder’s Shares.  As of the date hereof, the number of Shares equals that number of Shares set forth on the signature page hereto.  The Shareholder has possession of an outstanding certificate or outstanding certificates representing all of the Shareholder’s Shares (other than Shares held in book-entry form) and such certificate or certificates does or do not contain any legend or restriction inconsistent with the terms of this Support Agreement, the Merger Agreement or the transactions contemplated hereby and thereby.

(vi)                              Legal Actions.  There is no action, suit, investigation, complaint or other proceeding pending against the Shareholder or, to the knowledge of the Shareholder, any other person or, to the knowledge of the Shareholder, threatened against the Shareholder or any other person that restricts or prohibits (or, if successful, would restrict or prohibit) the exercise by Patriot of its rights under this Support Agreement or the performance by any party of its obligations under this Support Agreement.

(vii)                           Reliance.  The Shareholder understands and acknowledges that Patriot is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Support Agreement and the representations and warranties of the Shareholder contained herein.

(b)                                 Covenants.  From the date hereof until the Expiration Time:

(i)                                     the Shareholder agrees not to take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, or, in any material respect, interfering with or adversely affecting the performance by the Shareholder of its obligations under this Support Agreement.

(ii)                                  the Shareholder hereby agrees, while this Support Agreement is in effect, to promptly notify Patriot of any new Company Common Stock acquired by the Shareholder, if any, after the date hereof.

(iii)                               the Shareholder hereby authorizes Patriot and the Company to publish and disclose in any announcement or disclosure required by applicable law and any proxy statement filed in connection with the transactions contemplated by the Merger Agreement the Shareholder’s identity and ownership of the Shares and the nature of the Shareholder’s obligation under this Support Agreement.

5.                                      Further Assurances.  From time to time, at the request of Patriot and without further consideration, the Shareholder shall execute and deliver such additional documents and take all such further action as may be necessary to consummate and make effective the transactions contemplated by this Support Agreement.

6.                                      Termination.  Other than this Section, which shall survive any termination of this Support Agreement, this Support Agreement will terminate upon the earlier of (a) the Effective Time and (b) the date of termination of the Merger Agreement in accordance with its terms (the “Expiration Time”); provided that no such termination shall relieve any party hereto from any liability for any breach of this Support Agreement occurring prior to such termination.

7.                                      Miscellaneous.

(a)                                 Expenses.  All expenses incurred in connection with this Support Agreement and the transactions contemplated by this Support Agreement shall be paid by the party incurring such expenses.

(b)                                 Notices.  Any notice required to be given hereunder shall be sufficient if in writing, and sent by email or facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee’s location on any business day after 5:00 p.m. (addressee’s local time) shall be deemed to have been received at 9:00 a.m. (addressee’s local time) on the next business day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Patriot, to:

Patriot Bancshares, Inc.
7500 San Felipe, Suite 125
Texas 77063
Attention:                                         William Don Ellis
Facsimile:                                         713-400-7108

Email:            DEllis@patriotbankusa.com

With a copy (which shall not constitute notice) to:

Harris Law Firm PC
600 Congress Avenue, Suite 200
Austin, TX 78701
Attention:                                         T. Alan Harris
Facsimile:                                         (877)-876-8913

Email:            alan.harris@harrislawusa.com

and

Fenimore, Kay, Harrison & Ford, LLP
812 San Antonio Street, Suite 600
Austin, TX 78751
Attention:                                         Chet A. Fenimore
Facsimile:                                         (512) 583-5901

Email:            cfenimore@fkhpartners.com

If to the Shareholder, to the address for the Shareholder set forth on the signature pages hereto.

(c)                                  Amendments, Waivers, Etc.  This Support Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by Patriot and the Shareholder.

(d)                                 Successors and Assigns.  No party may assign any of its or his rights or delegate any of its or his obligations under this Support Agreement without the prior written consent of the other parties, except Patriot may, without the consent of the Shareholder, assign any of its rights and delegate any of its obligations under this Support Agreement to any affiliate of Patriot.  Subject to the preceding sentence, this Support Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including without limitation any corporate successor by merger or otherwise.  Notwithstanding any Transfer of Company Common Stock consistent with this Support Agreement, the transferor shall remain liable for the performance of all obligations of transferor under this Support Agreement.

(e)                                  Third Party Beneficiaries.  Nothing expressed or referred to in this Support Agreement will be construed to give any person, other than the parties to this Support Agreement and their respective successors and permitted assigns, any legal or equitable right, remedy or claim under or with respect to this Support Agreement or any provision of this Support Agreement.

(f)                                   No Partnership, Agency, or Joint Venture.  This Support Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

(g)                                  Entire Agreement.  This Support Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

(h)                                 Severability.  If any term or other provision of this Support Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Support Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Support Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(i)                                     Specific Performance; Remedies Cumulative.  The parties hereto acknowledge that money damages are not an adequate remedy for violations of this Support Agreement and that any party, in addition to any other rights and remedies which the parties may have hereunder or at law or in equity, may, in his or its sole discretion, apply to a court of competent jurisdiction for specific performance or injunction or such other relief as such court may deem just and proper in order to enforce this Support Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.  All rights, powers and remedies provided under this Support Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such rights, powers or remedies by such party.

(j)                                    No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Support Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with his or its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or its right to exercise any such or other right, power or remedy or to demand such compliance.

(k)                                 Governing Law.  This Support Agreement and all disputes or controversies arising out of or relating to this Support Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the internal laws of the State of Texas, without regard to any applicable conflicts of law principles.

(l)                                     Submission to Jurisdiction.  The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Support Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in Harris County in the State of Texas.  Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Support Agreement or the transactions contemplated hereby, and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding.  Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(m)                             Waiver of Jury Trial.  EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS SUPPORT AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT OF, OR RELATING

TO, THIS SUPPORT AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS SUPPORT AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUPPORT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(n)                                 Drafting and Representation.  The parties have participated jointly in the negotiation and drafting of this Support Agreement.  No provision of this Support Agreement will be interpreted for or against any party because that party or his or its legal representative drafted the provision.

(o)                                 Name, Captions, Gender.  Section headings of this Support Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Support Agreement.  Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

(p)                                 Counterparts.  This Support Agreement may be executed by facsimile or other electronic means and in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

PATRIOT BANCSHARES, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date and year first written above.

SHAREHOLDER

By:

Name:

Number of Shares:

Address: